Exhibit 99.1

November 2, 2017 3Q 2017 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following: q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments.

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

4 Chris French President and CEO

5 Third Quarter 2017 Highlights ▪ Net Income in Q3'17 ▪ Net Income of $3.5 million in Q3'17 compared to a net loss of $7.6 million in Q3'16 ▪ Adjusted OIBDA ▪ Decreased 9.3% to $66.9 million over Q3'16 ▪ Revenue ▪ Decreased 3.2% to $151.8 million over Q3'16 ▪ Customer Change 9/30/16 9/30/17 Change Wireless 963,831 952,563 (11,268) Cable (RGUs) 132,430 133,240 810

# Wireless Highlights

- **Postpaid Customers**
  Postpaid customers increased 1.3% over Q3'16
- **Prepaid Customers**
  Prepaid customers decreased 8.3% over Q3'16
- **Adjusted OIBDA**
  Decreased by $8.3 million, down 13.3% in Q3'17 vs Q3'16



PCS Customers (000s)
718.8
245.0
728.0
224.6
9/30/16
9/30/17
Postpaid
Prepaid(1)(2)

(1) Prepaid subscribers reported in the September 2017 period include the impact of a change in the Company's policy as to how long an inactive customer is included in the customer counts. This policy change, implemented in December 2016, effectively reduced prepaid customers by approximately 24 thousand.

(2) As of September 2017, The Company is no longer including Lifeline subscribers to be consistent with Sprint's policy. The historical customer count has been adjusted accordingly.

SHENTEL

6

7 Cable Highlights ▪ Revenue Growth ▪ Operating reven ues $30.1 million, growth of 9.2% over Q3 '16 ▪ Q3'17 Adjusted OIBDA $10.0 million, up 21.1% from Q3 '16 ▪ 133,240 RGUs at Q3'17, up 0.6% over Q3 '16 Cable Adjusted OIBDA (in millions) Cable RGUs

8 Fiber and Tower Highlights ▪ Wireline and Cable fiber lease revenues of $12.3 million , up 12.8% from Q3'16 ▪ 201 towers generated $1.9 million of OIBDA in Q3'17, an increase of 8.9% *Fiber Lease Revenue (in millions) Mobile Tower OIBDA ($ thousands) *Includes both Affiliate and Non - affiliate revenues (in thousands) Q3'16 Q3'17 Operating Income $ 1,274 $ 1,439 Deprec. and Amort. 475 470 Share Based Compensation 9 5 Adjusted OIBDA $ 1,758 $ 1,914

9 Adele Skolits VP of Finance and CFO

10 Profitability Consolidated Results ($ in millions, except per share amounts) For the Quarter Ended: 9/30/16 9/30/17 Operating Income $ (3.9) $ 9.5 Net Income $ (7.6) $ 3.5 Earnings (Loss) Per Share: Basic $ (0.16) $ 0.07 Diluted $ (0.16) $ 0.07

11 Profitability Adjusted OIBDA ($ millions) For the Quarter Ended: 9/30/2016 9/30/2017 Change ($) Change (%) Operating income (3.9) 9.5 13.4 344 % Depreciation and amortization 46.8 42.6 (4.2) (9)% (Gain) loss on asset sales (0.1) 0.2 (0.3) (300)% Share based compensation 0.5 0.6 0.1 20 % Straight line adjustment to reduce management fee waiver 4.6 4.3 (0.3) (7)% Amortization of intangible netted in revenue 5.6 5.2 (0.4) (7)% Amortization of intangible netted in rent expense — 1.6 1.6 100 % Integration, acquisition and migration expense 15.3 1.7 (13.6) (89)% Temporary backoffice costs to support the billings operations through migration 4.9 1.2 (3.7) (76)% Adjusted OIBDA 73.7 66.9 (6.8) (9)% Less waived management fee (9.5) (9.0) 0.5 5 % Continuing OIBDA 64.2 57.9 (6.3) (10)%

12 Adjusted OIBDA by Segment ($ millions) Wireless Cable Wireline Q3'16 Q3'17 Q3'16 Q3'17 Q3'16 Q3'17 Operating income $ (5.4) $ 6.7 $ 2.3 $ 3.6 $ 4.8 $ 5.1 Depreciation and amortization 38.0 32.9 5.9 6.2 2.8 3.2 Plus (gain) loss on asset sales — 0.2 — — — — Share based compensation 0.2 0.3 0.1 0.2 — 0.1 Straight line adjustment - mgmt fee waiver 4.6 4.3 — — — — Amort. of intangible netted in revenue 5.6 5.2 — — — — Amort. of intangible netted in rent expense — 1.6 — — — — Integration, acquisition and migration expense 14.5 1.7 — — — — Temporary backoffice costs 4.9 1.2 Adjusted OIBDA $ 62.5 $ 54.2 $ 8.2 $ 10.0 $ 7.7 $ 8.4 Percent Change (13)% 21% 10 % Adjusted OIBDA Margin 52% 48% 30% 33% 41% 42%

13 Wireless Segment – Change in Adjusted OIBDA Q3'17 vs. Q3'16 ($ millions) (1) Postpaid Revenue and Prepaid Revenue exclude the effect of allocating the management fee waiver. (1) (1)

14 Cable Segment – Change in Adjusted OIBDA Q3'17 vs. Q3'16 ($ millions)

15 Earle MacKenzie EVP and COO

16 Subscriber Growth (1) Prepaid totals in 2015, 2016, and Q3’17 were adjusted to exclude Lifeline subscribers consistent with Sprint‘s reporting policy. (2) Includes approximately 19,000 postpaid and 6,000 prepaid customers acquired from Sprint on 4/6/17

17 Postpaid Customer Additions Net Change - Postpaid Gross Additions - Postpaid 1,222 (4,710)

18 PCS Postpaid Statistics Postpaid ARPU* Postpaid Churn *See Appendix for reconciliation of Wireless segment operating revenues to Postpaid ARPU.

19 PCS Prepaid Statistics Gross Additions (000s) Cumulative Customers (000s) Results have been adjusted for all periods presented to exclude Lifeline subscribers consistent with Sprint’s policy. (1) - In Q4’16, approximately 24,000 customers were dropped from the prepaid customer count as a result of reducing the period o f time a customer can be inactive and be included in the customer count. (1) (1) 39.4 37.7 2.8 2.6

20 PCS Prepaid Statistics Prepaid Churn Prepaid ARPU* Results have been adjusted for all periods presented to exclude Lifeline subscribers consistent with Sprint’s policy. (1) – In Q4’16, 24k customers were adjusted from the prepaid customer count as a result of reducing the period of time a custome r can be inactive and be included in the customer count. The churn calculation excludes the impact from this one - time event. (2) – During Q3'17, the Company recorded a $1.1 million prepaid settlement adjustment with Sprint related to Q1'17. The numbers abo v e are presented excluding the offsetting entries. *See Appendix for reconciliation of Wireless segment operating revenues to Prepaid ARPU. (1) (1,2) (2)

21 Status of Network Enhancements – nTelos Footprint 107 186 220 363 Enhancement # of cell sites ■ Completed ■ Expected Completion in 2017 ■ Expected Completion in 2018

22 Cable - RGU Growth by Quarter Customers 77,393 77,366 77,925 77,305 77,953 RGU's/Customer 1.71 1.71 1.70 1.71 1.71 (1) College students disconnect during summer ■ Video ■ Voice ■ High Speed Internet (1)

23 Increasing Average Monthly Cable Revenue Average Monthly Revenue per RGU Average Monthly Revenue per Customer

24 Key Operational Results – Cable (1) - Excludes cable operations in Shenandoah County, VA which are included in the Wireline segment. (2) - Wireline segment includes approximately 16.5k homes passed, 5.1k video customers, and 1.6k cable modem customers Q3 2016 Q3 2017 Homes Passed (1) 184,698 184,881 Total Revenue Generating Units 132,430 133,240 Customer Relationships 77,393 77,953 RGUs per Customer Relationship 1.71 1.71 Video Revenue generating units 51,379 47,379 Penetration 27.8% 25.6% Digital video penetration 76.3% 76.0% High - speed Internet Available Homes 183,814 184,881 Revenue generating units 59,852 63,442 Penetration 32.6% 34.3% Voice Available Homes 181,077 182,350 Revenue generating units 21,199 22,419 Penetration 11.7% 12.3% (2)

25 Key Operational Results - Wireline ▪ Access line loss of 3.9% in past 12 months as a result of no longer requiring access line to purchase internet service ▪ Effective Q4’15, subscribers were offered a cable modem internet option up to 101 Mbps ▪ 5,110 video subscribers at 9/30/17 Access lines (000s) DSL & Cable Modem Customers (000s)

26 Wireline and Cable Fiber Sales ($ millions) Fiber Lease Revenue New External Fiber Lease Contracts * * Amounts represent the first 10 years of contract value. Contract Terms range from 36 to 120 months.

27 Investing in the Future Capex Spending ($ millions) 55 % Upgrades and Expansion of nTelos network 14% Success - Based 12% Network Maintenance 10% Additional Network Capacity 9 % Network Expansion * Accounts payable at December 31, 2016, 2015 and 2014 included $14.4 million, $5.6 million and $6.5 million associated with capital expenditures. 2017 Capex Budget: Budget

28 Q&A

29 Appendix

30 Non - GAAP Financial Measures – Billed Revenue per Prepaid & Postpaid Subscriber Calculation of Billed revenue per subscriber = Gross billed revenue less discounts / Average subscribers / 3 months Gross billed revenue 3Q 2016 3Q 2017 Wireless segment total operating revenues $ 120,119 $ 112,505 Equipment revenue (3,539) (1,742) Tower lease revenue (2,909) (2,933) Gross billed revenue – prepaid (24,323) (24,155) Sprint prepaid management fee 1,521 1,502 Sprint management fee waiver - prepaid (1,521) (1,521) Travel revenue, net (6,109) (6,662) Other revenue (3,682) (435) Wireless service revenue – postpaid 79,557 76,559 Write - offs 4,674 5,407 Sprint postpaid management fee 7,919 7,460 Sprint management fee waiver - postpaid (7,996) (7,440) Straight line adjustment to Sprint management fee waiver 4,640 4,320 Amortization of expanded affiliate contract 5,593 5,242 Sprint net service fee 6,745 7,872 Gross billed revenue less discounts – postpaid $ 101,132 $ 99,420 Average Prepaid subscribers 255,339 222,766 Billed revenue per Prepaid subscriber $ 31.75 $ 36.14 Average Postpaid subscribers 718,266 727,764 Billed revenue per Postpaid subscriber $ 46.93 $ 45.54 Dollars in thousands (except subscribers and revenue per subscriber)

31 Network Statistics at 9/30/17 Cell sites Legacy New (1) CDMA Base Stations (sites) 571 973 Sites with 2 nd LTE carrier 554 910 Sites with three carriers, including a 2 nd carrier @ 1900 MHz 198 205 Sites with 2.5 GHz LTE 158 204 Traffic % LTE traffic 96.9% 93.6% Data usage increase (Q over Q) 5.8% 8.0% Avg LTE speeds (Mbps) 6.9 5.8 Avg data usage per subscriber (Gb) 8.5 7.5 Dropped call rate 0.40% 0.55% Blocked call rate 0.17% 0.24% (1) “New” is comprised of nTelos and Q2’17 Expansion Area acquisitions

32 Non - GAAP Financial Measure – Average Monthly Cable Revenue Q3 2016 Q3 2017 Net Service Revenue $ 23,073 $ 25,246 Set - top box rentals 2,118 2,074 FUSC and pass - through fees 395 430 Video, Internet & Voice Revenue 25,586 27,750 Other miscellaneous revenue 1,980 2,339 Total Operating Revenue $ 27,566 $ 30,089 Average Subscribers Revenue Generating Units (RGUs) 131,707 132,704 Average Customer Relationships 76,924 77,596 Average Revenue Per User (ARPU) Revenue Generating Units (RGUs) $ 64.75 $ 69.70 Customer Relationships $ 110.87 $ 119.21 Dollars in thousands (except subscribers and revenue per subscriber)

33 Key Operational Results – Mobile Company Mobile Tower Revenue ($ millions) Towers and Leases (in thousands) Q3'16 Q3'17 Operating Income $ 1,274 $ 1,439 Deprec. and Amort. 475 470 Back Office Acq. Expense — — Share Based Compensation 9 5 Adjusted OIBDA $ 1,758 $ 1,914